Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13A-14(A)/15D-14(A)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Almog Adar, certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of ReWalk Robotics Ltd.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Almog Adar
Almog Adar
Director of Finance and Corporate Financial Controller
(Principal Financial Officer and Principal Accounting Officer)

Date: May 2, 2022